VALENS U.S. SPV I, LLC
CALLIOPE CAPITAL CORPORATION
335 Madison Avenue, 10th Floor
New York, New York 10017

December 28, 2007

Incentra Solutions, Inc.
1140 Pearl Street
Boulder, Colorado 80302
Attention: Chief Financial Officer

Re: Amendment of Existing Note

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement dated as of July 31, 2007 by and between Incentra Solutions, Inc. (the “Company”) and Calliope Capital Corporation (“Calliope”) (as amended, restated, modified and/or supplemented from time to time, the “SPA”); and (b) the Secured Term Note effective as of July 31, 2007 made by the Company in favor of Calliope in the original principal amount of $12,000,000 (as amended, restated, modified and/or supplemented from time to time, the “Note”). Reference is further made to the fact that pursuant to one or more instruments of assignment, subsequent to July 31, 2007, Calliope assigned a portion of its interest in the Note, the SPA, any Related Agreements (as defined in the SPA) and collateral security therefor to Valens U.S. SPV I, LLC (“Valens”).

The Company has requested that Calliope and Valens consent to amend the Note to change the beginning amortization date from February 1, 2008 to June 1, 2008 on the condition that the Company enter into this letter agreement.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to, and acknowledges, the following:

The Note is amended to replace the text of Section 1.3 with the following:

“Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the “Principal Amount”) shall be made in cash by the Company on June 1, 2008 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an “Amortization Date”). Commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Amortization Date, each such payment in the amount of $285,714.28 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Purchase Agreement and/or any other Related Agreement (collectively, the “Monthly Amount”). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.”

Except as specifically set forth herein, the SPA, the Note and the other Related Agreements (collectively, the “Agreements”) shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Calliope or Valens, nor constitute a waiver of any provision of any of the Agreements, except to the extent expressly provided for herein. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of Page Intentionally Left Blank; Signatures Appear on Following Page]

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,

CALLIOPE CAPITAL CORPORATION

By:	LAURUS CAPITAL MANAGEMENT,
LLC, its investment manager

By:	/s/ Scott Bluestein
	Name:	Scott Bluestein
	Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	VALENS CAPITAL MANAGEMENT,
LLC, its investment manager

By:	/s/ Scott Bluestein
	Name:	Scott Bluestein
	Title:	Authorized Signatory

Consented and Agreed to
this 28th day of December, 2007:

INCENTRA SOLUTIONS, INC.

By:	/s/ Matthew G. Richman
Name:	Matthew G. Richman
Title:	Chief Corporate Development Officer, Treasurer, Asst. Secretary

SIGNATURE PAGE TO
LETTER AGREEMENT